UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2020

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STEELCASE INC.
(Exact name of registrant as specified in its charter)

Michigan		1-13873	38-0819050
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS employer identification number)

901 44th Street SE
Grand Rapids,	Michigan		49508
(Address or principal executive offices)			(Zip code)
(616) 247-2710

(Registrant's telephone number, including area code)
None
(Former name, former address and former fiscal year, if changed since last report)
_______

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock	SCS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 4, 2020, the Compensation Committee of the Board of Directors of Steelcase Inc. (the “Company”) granted one-year and three-year performance unit awards under the Company’s Incentive Compensation Plan to the Company’s President and Chief Executive Officer and each of the other executive officers who were named in the Summary Compensation Table of the Company's Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on May 29, 2019 (collectively, the “Named Executive Officers”).  The awards granted to the Company’s President and Chief Executive Officer were ratified by the Company’s Board of Directors on May 4, 2020.  The forms of agreement for such awards are attached as Exhibits 10.1 and 10.2 and are incorporated by reference herein.

In response to the COVID-19 crisis, in order to conserve liquidity and in light of the challenge of establishing performance measures in a time of uncertainty, the Compensation Committee has implemented the following changes to executive compensation for fiscal year 2021:

•	reduced the size of the one-year cash award made to each of the Named Executive Officers under the Company’s Management Incentive Plan for fiscal year 2021 compared to fiscal year 2020;

•
granted each of the Named Executive Officers a one-year performance unit award (approximately equal in size to the reduction of the officer's Management Incentive Plan award) to be earned based on the Compensation Committee’s qualitative assessment of management’s performance in fiscal year 2021 in the following areas (collectively, the “FY21 Performance Measures”):

◦	cash flow,

◦	working capital,

◦	management of the COVID-19 crisis,

◦	product launch,

◦	customer satisfaction,

◦	employee satisfaction and human resource management, and

◦	implementation of certain critical projects and processes and strategic business criteria;

•
granted each of the Named Executive Officers a three-year performance unit award consistent with the awards granted in fiscal year 2020 and selected the FY21 Performance Measures as the year 1 metrics for such awards; and

•	selected the FY21 Performance Measures as the year 2 metrics for the three-year performance unit awards granted to the Named Executive Officers in fiscal year 2020.

Item 9.01 Financial Statements and Exhibits.

(d) EXHIBITS.

Exhibit Number	Description
10.1	Steelcase Inc. Incentive Compensation Plan Form of Performance Units Agreement (1-year) (FY 2021)
10.2	Steelcase Inc. Incentive Compensation Plan Form of Performance Units Agreement (3-year) (FY 2021)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEELCASE INC.

By:	/s/ David Sylvester
David C. Sylvester Senior Vice President, Chief Financial Officer
Date: May 7, 2020